UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2020

Acushnet Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street	Fairhaven,	Massachusetts	02719
(Address of principal executive offices)			(Zip Code)

(800) 225‑8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2020, Acushnet Company, a subsidiary of Acushnet Holdings Corp. (including its subsidiaries, the “Company,” “we,” “us” and “our”) provided notice to Wells Fargo Bank, National Association (“Wells Fargo”) to draw down $200 million under the revolving credit facility provided for under its amended and restated credit agreement dated December 23, 2019 ("Restated Credit Agreement").  Following the draw down, the Company had $377.2 million outstanding under its revolving credit facility. The Restated Credit Agreement is scheduled to mature on December 23, 2024. The Company elected to draw down these amounts on April 1, 2020 to further bolster its liquidity position and to provide additional financial flexibility in light of the current uncertainty surrounding the impact of COVID-19.

Item 7.01 Regulation FD Disclosure.

As a result of the spread of COVID-19, the Company has been faced with disruptions to our business to varying degrees across many regions. While our businesses in Korea and Japan have started to recover following an initial period of disruption, and while our joint venture FootJoy golf shoe facility in China is fully operational, our businesses in the United States and Europe have more recently been impacted by government ordered shutdowns. These recent shutdowns have impacted facilities in the U.S. and Europe and negatively impacted overall retail demand. As a result of these shutdowns, we have had to suspend operations at our Massachusetts ball manufacturing facilities and our California club assembly facility. We are currently maintaining limited receiving and fulfillment capabilities at our distribution centers in both Massachusetts and California. Currently, in the U.S. and Europe, sales in the golf industry and in our own business have slowed considerably, with many golf courses, golf shops, and retailers temporarily closed. As a result of the earlier disruptions in Asia, the recent events in the U.S. and Europe, and the overall uncertainty related to potential impacts of COVID-19, the Company’s financial results will be materially impacted.

Given the unprecedented uncertainty, the Company has decided to withdraw the previously announced guidance for 2020. The Company expects that disruptions in demand and production will continue to negatively impact results. The Company will provide an update regarding the impacts of COVID-19 on our first quarter 2020 earnings call.

The Company is also announcing that it is suspending stock repurchases in light of the COVID-19 pandemic. The Company's management believes the suspension is prudent given uncertainty regarding the length and severity of the pandemic. The Company has the ability to reinstate repurchases as circumstances warrant.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that reflect our current views with respect to, among other things, the impact of COVID-19 on our operations and financial performance, our 2020 outlook, our liquidity position, share repurchases and dividends. We use words like “guidance,” “outlook,” “believe,” “continue,” “could,” “expect,” “may,” “plan,” “future,” “will,” and similar terms and phrases to identify forward-looking statements in this Current Report on Form 8-K.

The forward-looking statements contained in this Current Report on Form 8-K are based on management’s current expectations and are subject to uncertainty and changes in circumstances. We cannot assure you that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond our control. Important factors that could cause or contribute to such differences include: the duration and impact of COVID-19 on our operations, financial performance and outlook; a reduction in the number of rounds of golf played or in the number of golf participants, including as a result of COVID-19; unfavorable weather conditions may impact the number of playable days and rounds played in a given year; consumer spending habits and macroeconomic factors may affect the number of rounds of golf played and related spending on golf products; demographic factors may affect the number of golf participants and related spending on our products; a significant disruption in the operations of our manufacturing, assembly or distribution facilities; our ability to procure raw materials or components of our products; a disruption in the operations of our suppliers, including as a result of COVID-19; the cost of raw materials and components; currency transaction and translation risk; our ability to successfully manage the frequent introduction of new products or satisfy consumer preferences, quality and regulatory standards; our reliance on technical innovation and high-quality products; changes to the Rules of Golf with respect to equipment; our ability to adequately enforce and protect our intellectual property rights; involvement in lawsuits to protect, defend or enforce our intellectual property rights; our ability to prevent infringement of intellectual property rights by others; changes to patent laws; intense competition and our ability to maintain a competitive advantage in each of our markets; limited opportunities for future growth in sales of golf balls, golf shoes and golf gloves; our customers’ financial condition, their levels of business activity and their ability to pay trade obligations; a decrease in corporate spending on our custom logo golf balls; our ability to maintain and further develop our sales channels; consolidation of retailers or concentration of retail market share; our ability to maintain and enhance our brands; seasonal fluctuations of our business; fluctuations of our business based on the timing of new product introductions; risks associated with doing business globally; compliance with laws, regulations and policies, including the U.S. Foreign Corrupt Practices Act or other applicable anti-corruption legislation, as well as federal, state and local policies and executive orders regarding the COVID-19 pandemic; our ability to secure professional golfers to endorse or use our products; negative publicity relating to us or the golfers who use our products or the golf industry in general; our ability to accurately forecast demand for our products; a disruption in the service or a significant increase in the cost, of our primary delivery and shipping services or a significant disruption at shipping ports; our ability to maintain our information systems to adequately perform their functions; cybersecurity risks; the ability of our eCommerce systems to function effectively; impairment of goodwill and identifiable intangible assets; our ability to attract and/or retain management and other key employees and hire qualified management, technical and manufacturing personnel; our ability to prohibit sales of our products by unauthorized retailers or distributors; our ability to grow our presence in existing international markets and expand into additional international markets; tax uncertainties, including potential changes in tax laws, unanticipated tax liabilities and limitations on utilization of tax attributes after any change of control; adequate levels of coverage of our insurance policies; product liability, warranty and recall claims; litigation and other regulatory proceedings; compliance with environmental, health and safety laws and regulations; our ability to secure additional capital at all or on terms acceptable to us and potential dilution of holders of our common stock; risks associated with acquisitions and investments; our estimates or judgments relating to our critical accounting estimates; terrorist activities and international political instability; occurrence of natural disasters or pandemic diseases; our substantial leverage, ability to service our indebtedness, ability to incur more indebtedness and restrictions in the agreements governing our indebtedness; our use of derivative financial instruments; the ability of our controlling shareholder to control significant corporate activities, and our controlling shareholder’s interests may conflict with yours; our status as a controlled company; the market price of our common stock; our ability to maintain effective internal controls over financial reporting; our ability to pay dividends; our status as a holding company; dilution from future issuances or sales of our common stock; anti-takeover provisions in our organizational documents; reports from securities analysts; and the other factors set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 27, 2020 as it may be updated by our periodic reports subsequently filed with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements.

Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Thomas Pacheco
Name:	Thomas Pacheco
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: April 3, 2020